INVESCO STOCK FUNDS, INC.


                                          EXHIBITS

SUB-ITEM 77Q1(a)       Articles Supplementary to Articles of Amendment and
                       Restatement of the Stock Funds, Inc., which were previously filed with Post-Effective Amendment No. 60 to INVESCO Stock Funds, Inc.'s Registration Statement filed on November 28, 2000 and incorporated herein by reference.